THE OAKMARK FUNDS

FIRST QUARTER REPORT | DECEMBER 31, 2013

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

The Oakmark Funds

2014 First Quarter Report

TABLE OF CONTENTS

President's Letter	1
Oakmark Fund
Summary Information	2
Portfolio Manager Commentary	3
Schedule of Investments	4
Oakmark Select Fund
Summary Information	6
Portfolio Manager Commentary	7
Schedule of Investments	8
Oakmark Equity and Income Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	13
Oakmark Global Fund
Summary Information	18
Portfolio Manager Commentary	19
Schedule of Investments	21
Oakmark Global Select Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	26
Oakmark International Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Oakmark International Small Cap Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Disclosures and Endnotes	38
Trustees and Officers	39

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

THE OAKMARK FUNDS

The Oakmark Funds  December 31, 2013

President's Letter

Dear Fellow Shareholders,

Equity investors will remember 2013 fondly. Stock market returns across the globe were strong, especially in developed markets, many of which reached new highs. The returns of The Oakmark Funds were equally strong with all of the Funds performing in excess of their respective benchmarks.

It is also gratifying to see returning investor confidence. Equity mutual funds reported significant net purchases in 2013 for the first time since 2010—and, really, since 2007 if one excludes Exchange-Traded Funds. Although 2014 is unlikely to generate 2013's returns, one can't help but feel that improving economic conditions should help equities remain a rewarding asset class. Unemployment rates are inching down, the housing market is recovering, and interest rates are likely to remain at historic lows for some time. We believe these factors should provide comfort to those who are feeling cautious. As you'll read in this quarter's letters, we continue to believe that our holdings in The Oakmark Funds remain attractively valued today, especially compared to bonds or cash.

Portfolio Review

The end of the year is always a good time to review your investments and determine if you are on track to meet your personal goals. To ensure that you are maximizing your chances to build your nest egg, we suggest you use as many funding strategies as possible. For example, perhaps you can increase your 401(k) contribution this year or contribute the maximum to an Individual Retirement Account. Also, consider starting an automatic investment plan for monthly contributions or raising the amount you already contribute. Making regular purchases at predetermined intervals addresses the emotional hurdle of deciding when to buy shares and ensures you'll follow through with your plans. Buying at regular intervals also can make short-term market declines work for you because your same investment buys more shares when prices are down. And, retirement accounts add the advantage of tax deferral so that earnings can compound over time without detracting annual tax payments. These funding strategies can help build the nest egg you need for long-term financial security.

Personal Investments in the Funds

Each year, we use this letter to disclose the amount of shares personnel at Harris Associates own in all of The Oakmark Funds. We believe that investing beside our shareholders shows good stewardship and reflects that our interests are aligned with those of our shareholders. Owning a significant amount of shares in Oakmark Funds resonates well at Harris Associates because one of our essential criteria for investing in a company is that managements have a significant ownership stake. It is one way we look for evidence that managements are incented to think and act like owners over the long term.

We are pleased to report that the employees of the Funds' adviser, Harris Associates L.P., the Funds' officers, its trustees and their families have invested over $375 million in shares of The Oakmark Funds as of December 31, 2013. This investment exemplifies our personal conviction that Harris' investment philosophy for the Oakmark portfolios is appropriate for wealth generation over the long term.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via email at ContactOakmark@Oakmark.com.

Kristi L. Rowsell
President of The Oakmark Funds
President of Harris Associates L.P.

oakmark.com 1

Oakmark Fund  December 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	11.54%	37.29%	19.14%	22.39%	8.81%	13.35%
S&P 500 Index	10.51%	32.39%	16.18%	17.94%	7.41%	9.47%
Dow Jones Industrial Average[3]	10.22%	29.65%	15.71%	16.74%	7.44%	10.53%
Lipper Large Cap Value Funds Index[4]	9.67%	33.24%	14.73%	16.36%	6.84%	8.96%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Bank of America Corp.	3.1
FedEx Corp.	2.5
Forest Laboratories, Inc.	2.4
Capital One Financial Corp.	2.4
Franklin Resources, Inc.	2.2
Oracle Corp.	2.2
American International Group, Inc.	2.2
JPMorgan Chase & Co.	2.2
MasterCard, Inc., Class A	2.1
UnitedHealth Group, Inc.	2.1
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	55
Net Assets	$12.2 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$97.1 billion
Median Market Cap	$45.5 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	19%
Expense Ratio - Class I (as of 09/30/12)	1.03%
Expense Ratio - Class I (as of 09/30/13)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	24.1
Information Technology	20.6
Consumer Discretionary	16.0
Industrials	11.2
Health Care	9.7
Energy	9.3
Consumer Staples	3.3
Short-Term Investments and Other	5.8

2 THE OAKMARK FUNDS

Oakmark Fund  December 31, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 12% during the fourth quarter, bringing the gain for the calendar year to 37%. These robust results outpaced strong gains for the S&P 500 Index1, which was up 11% for the quarter and up 32% for the calendar year. We are happy to report that the Oakmark Fund has outperformed the S&P 500 in three of the past four quarters. And for the calendar year, 41 of the Oakmark Fund's holdings gained more than 30%, and the Fund ended the year at new high levels. We are very pleased with these strong results, but we continue to remind shareholders that these gains are well ahead of historical averages. Although stocks aren't as cheap as they were a year ago, equity valuations are still near long-term average levels, so we expect broad market returns to also revert to more "normal" levels.

Our portfolio has been heavily invested in financial services, economically sensitive industrials and information technology. These three segments of the S&P 500 were among the best performers in the fourth quarter. We think our holdings in these areas remain attractively valued, and investments in these three segments account for almost 60% of the Fund's assets as well as most of our incremental purchases during the fourth quarter. In addition to the initiation of new positions in Visa and Union Pacific Corporation (see below), our largest purchases during the quarter were in shares of Qualcomm, Aon and Intel. A position in Visa was started after we gained greater confidence in new management and the shares became as attractively valued as MasterCard.

Our best performers for the quarter were Forest Laboratories, FedEx and Liberty Interactive, and our worst performers were Cenovus, Applied Materials and McDonald's. The Fund's best three performers increased an average of 30%, which compares to an average decline of just 1% for the Fund's worst three performers, and our portfolio weightings were significantly higher for the top performers. As value investors with a long-term horizon, we are happy to patiently wait for undervalued securities to appreciate toward our estimates of intrinsic value. Occasionally, we are pleased to see the value gap close more rapidly, which is what has happened with Forest Labs over the past three quarters. Forest Labs appointed a new CEO, who quickly introduced a substantial cost-cutting program and a more shareholder-friendly capital allocation strategy. These measures helped Forest Labs enjoy a 60% increase in stock price since January 2013.

As mentioned above, we started a new position in Union Pacific during the quarter.

Union Pacific Corporation (UNP-$166)

Union Pacific is the largest freight railroad company in North America, operating primarily in the 23 states west of the Mississippi River. The company's nearly 32,000 route miles link the Pacific Coast and Gulf Coast ports with the Midwest and eastern U.S. gateways, and it offers several corridors to key Mexican gateways. After decades of real rate decreases, a "rail renaissance" began around 2004 when the regulatory backdrop on pricing became more rail-friendly, service levels improved, and rising fuel prices helped rails compete with trucking. Since then, Union Pacific's revenues have grown approximately 7% per year, and its operating margin has increased from the low-teens range to the low 30% range. We believe that these positive trends will continue, albeit at a slower pace, due to pricing power that exceeds inflation and moderate volume growth from an improving economy and a recovery in below-trend categories like housing, construction and agriculture. Moreover, the company's profit margin can still improve further, and we expect Union Pacific to return the vast majority of its free cash flow to shareholders via share repurchases and dividends. We consider the stock to be attractively priced at only 12x our estimate of "normalized" earnings in 2015.

oakmark.com 3

Oakmark Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.2%
FINANCIALS - 24.1%
DIVERSIFIED FINANCIALS - 14.8%
Bank of America Corp. Other Diversified Financial Services	23,950	$372,902
Capital One Financial Corp. Consumer Finance	3,753	287,502
Franklin Resources, Inc. Asset Management & Custody Banks	4,740	273,640
JPMorgan Chase & Co. Other Diversified Financial Services	4,495	262,868
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,213	215,016
State Street Corp. Asset Management & Custody Banks	2,800	205,492
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,260	183,771
		1,801,191
INSURANCE - 7.5%
American International Group, Inc. Multi-line Insurance	5,295	270,310
Principal Financial Group, Inc. Life & Health Insurance	4,429	218,409
Aflac, Inc. Life & Health Insurance	3,210	214,428
Aon PLC (b) Insurance Brokers	2,500	209,725
		912,872
BANKS - 1.8%
Wells Fargo & Co. Diversified Banks	4,820	218,828
		2,932,891
INFORMATION TECHNOLOGY - 20.6%
SOFTWARE & SERVICES - 10.1%
Oracle Corp. Systems Software	7,080	270,881
MasterCard, Inc., Class A Data Processing & Outsourced Services	313	261,499
Microsoft Corp. Systems Software	5,920	221,586
Google, Inc., Class A (a) Internet Software & Services	179	200,607
Visa, Inc., Class A Data Processing & Outsourced Services	740	164,783
Automatic Data Processing, Inc. Data Processing & Outsourced Services	1,430	115,558
		1,234,914
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	4,686	$258,226
Apple, Inc. Computer Hardware	381	213,783
QUALCOMM, Inc. Communications Equipment	2,600	193,050
		665,059
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.0%
Intel Corp. Semiconductors	9,550	247,918
Texas Instruments, Inc. Semiconductors	5,465	239,968
Applied Materials, Inc. Semiconductor Equipment	7,160	126,660
		614,546
		2,514,519
CONSUMER DISCRETIONARY - 16.0%
MEDIA - 5.7%
DIRECTV (a) Cable & Satellite	3,739	258,339
Omnicom Group, Inc. Advertising	3,171	235,846
Comcast Corp., Class A Cable & Satellite	3,940	196,527
		690,712
AUTOMOBILES & COMPONENTS - 4.4%
Delphi Automotive PLC (b) Auto Parts & Equipment	3,984	239,558
General Motors Co. (a) Automobile Manufacturers	5,300	216,611
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	76,302
		532,471
RETAILING - 4.3%
Liberty Interactive Corp., Class A (a) Catalog Retail	8,370	245,650
The Home Depot, Inc. Home Improvement Retail	1,957	161,098
Kohl's Corp. Department Stores	2,042	115,878
		522,626
CONSUMER SERVICES - 1.6%
McDonald's Corp. Restaurants	2,089	202,696
		1,948,505

4 THE OAKMARK FUNDS

Oakmark Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.2% (continued)
INDUSTRIALS - 11.2%
CAPITAL GOODS - 7.6%
Illinois Tool Works, Inc. Industrial Machinery	3,060	$257,285
Parker Hannifin Corp. Industrial Machinery	1,875	241,200
3M Co. Industrial Conglomerates	1,643	230,431
Cummins, Inc. Construction & Farm Machinery & Heavy Trucks	1,380	194,538
		923,454
TRANSPORTATION - 3.6%
FedEx Corp. Air Freight & Logistics	2,100	301,917
Union Pacific Corp. Railroads	850	142,800
		444,717
		1,368,171
HEALTH CARE - 9.7%
HEALTH CARE EQUIPMENT & SERVICES - 6.6%
UnitedHealth Group, Inc. Managed Health Care	3,460	260,538
Medtronic, Inc. Health Care Equipment	4,385	251,655
Covidien PLC (b) Health Care Equipment	2,708	184,415
Baxter International, Inc. Health Care Equipment	1,523	105,925
		802,533
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.1%
Forest Laboratories, Inc. (a) Pharmaceuticals	4,950	297,148
Merck & Co., Inc. Pharmaceuticals	1,587	79,406
		376,554
		1,179,087
ENERGY - 9.3%
Apache Corp. Oil & Gas Exploration & Production	2,600	223,444
Exxon Mobil Corp. Integrated Oil & Gas	2,167	219,300
Halliburton Co. Oil & Gas Equipment & Services	3,950	200,462
Devon Energy Corp. Oil & Gas Exploration & Production	3,202	198,108
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	2,300	182,919
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,930	112,595
		1,136,828
	Shares	Value
CONSUMER STAPLES - 3.3%
FOOD, BEVERAGE & TOBACCO - 2.5%
Unilever PLC (c) Packaged Foods & Meats	4,383	$180,580
Nestle SA (c) Packaged Foods & Meats	1,700	125,103
		305,683
FOOD & STAPLES RETAILING - 0.8%
Wal-Mart Stores, Inc. Hypermarkets & Super Centers	1,265	99,543
		405,226
TOTAL COMMON STOCKS - 94.2% (COST $7,047,156)		11,485,227
	Par Value	Value
SHORT TERM INVESTMENT - 5.2%
REPURCHASE AGREEMENT - 5.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/13 due 01/02/14, repurchase price $635,326, collateralized by Freddie Mac Discount Notes, 0.000%, due 12/02/14 - 12/04/14, aggregate value plus accrued interest of $627,310, by a United States Treasury Note, 2.625%, due 12/31/14, value plus accrued interest of $20,726 (Cost: $635,326)	$635,326	635,326
TOTAL SHORT TERM INVESTMENTS - 5.2% (COST $635,326)		635,326
TOTAL INVESTMENTS - 99.4% (COST $7,682,482)		12,120,553
Other Assets In Excess of Liabilities - 0.6%		71,547
TOTAL NET ASSETS - 100.0%		$12,192,100

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

oakmark.com 5

Oakmark Select Fund  December 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	12.03%	36.52%	19.30%	24.00%	7.70%	13.55%
S&P 500 Index	10.51%	32.39%	16.18%	17.94%	7.41%	7.74%
Lipper Multi-Cap Value Funds Index[6]	9.77%	34.78%	14.85%	17.05%	6.85%	7.72%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
TRW Automotive Holdings Corp.	7.6
TE Connectivity, Ltd.	6.5
Bank of America Corp.	6.0
Capital One Financial Corp.	6.0
MasterCard, Inc., Class A	6.0
Forest Laboratories, Inc.	5.7
Medtronic, Inc.	5.3
American International Group, Inc.	5.3
Liberty Interactive Corp., Class A	5.2
JPMorgan Chase & Co.	5.0
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	21
Net Assets	$4.4 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$68.0 billion
Median Market Cap	$44.2 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	24%
Expense Ratio - Class I (as of 09/30/12)	1.05%
Expense Ratio - Class I (as of 09/30/13)	1.01%
SECTOR ALLOCATION	% of Net Assets
Financials	22.4
Consumer Discretionary	21.4
Information Technology	20.9
Health Care	11.0
Industrials	8.1
Energy	6.6
Utilities	4.4
Short-Term Investments and Other	5.2

6 THE OAKMARK FUNDS

Oakmark Select Fund  December 31, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund increased 12% for the quarter, compared to 11% for the S&P 500 Index1. We're extremely gratified to report that the Fund ended 2013 at a new all-time high NAV, meaning that as of 12/31/13, all current Select shareholders have unrealized profits in their holdings.

For all of calendar 2013, the Oakmark Select Fund returned 37% compared to 32% for the S&P 500. Since the Fund's inception 17 years ago, this is the fifth calendar year in which the S&P 500 has increased by at least 25%. With the exception of 1998, this is our fourth time outperforming the S&P 500 in such an environment (the other instances were in 1997, 2003, and 2009). Our confidence remains highest that your Fund will most consistently outperform a declining index, but it's nice to see strong results in other environments as well. Although we are quite pleased with this performance—and hope that you, our fellow shareholders, are pleased also—we caution that we do not expect to perform this well in most quarters or years.

Our best performers for the quarter were Forest Laboratories, up 40%, and FedEx, up 26%. Both stocks benefited from management actions that improved profitability and that deployed excess capital into value-creating activities. In both cases, our investment theses forecasted that the companies' margins and capital allocation could be substantially improved, and we're glad to see that their management teams delivered (and the market recognized) these opportunities for sustained value growth. Our worst quarterly performers continue to be our energy names; Newfield Exploration and Cenovus Energy. Although spot prices for oil and natural gas remained stable during the quarter, prices on the futures curve weakened and the stock prices followed suit.

But poor stock price performance is frequently decoupled from the actual long-term value of the underlying business, and as the price of many energy-related equities has fallen, we believe their attractiveness has increased. As such, our one new position in the Fund this quarter is Apache, an energy exploration and production company. We already believed the market was undervaluing Apache's assets, as the stock price had fallen from $134 in 2011. Once management demonstrated a willingness to divest assets and repurchase their undervalued stock, we established our stake.

Although we didn't entirely eliminate any holdings during the quarter, we did sell the preponderance of our Texas Instruments position as the stock's strong 2013 performance narrowed the gap between the market price and our estimate of value. This selling activity provided us the capital for the Apache purchase. The remaining Texas Instruments shares are being held due to tax considerations, and as such, we held 21 positions at the end of the calendar year, one more than our usual number.

Looking ahead to 2014, we continue to see attractively priced investment opportunities in financials, large cap technology, automotive cyclicals, and the energy sector. We believe the overvaluation in perceived low-risk securities that we've cited in past letters has somewhat corrected, and generally valuations are more homogeneous today than we've seen in the past five years. However, the market itself still looks to be reasonably priced, so we believe long-term returns should match growth in underlying business values.

Thank you for your continued investment in our Fund, and best wishes for a happy and prosperous 2014.

oakmark.com 7

Oakmark Select Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.8%
FINANCIALS - 22.4%
DIVERSIFIED FINANCIALS - 17.1%
Bank of America Corp. Other Diversified Financial Services	17,100	$266,247
Capital One Financial Corp. Consumer Finance	3,450	264,305
JPMorgan Chase & Co. Other Diversified Financial Services	3,800	222,224
		752,776
INSURANCE - 5.3%
American International Group, Inc. Multi-line Insurance	4,605	235,095
		987,871
CONSUMER DISCRETIONARY - 21.4%
MEDIA - 8.6%
DIRECTV (a) Cable & Satellite	3,148	217,492
Comcast Corp., Class A Cable & Satellite	3,250	162,110
		379,602
AUTOMOBILES & COMPONENTS - 7.6%
TRW Automotive Holdings Corp. (a) Auto Parts & Equipment	4,500	334,755
RETAILING - 5.2%
Liberty Interactive Corp., Class A (a) Catalog Retail	7,800	228,930
		943,287
INFORMATION TECHNOLOGY - 20.9%
SOFTWARE & SERVICES - 10.4%
MasterCard, Inc., Class A Data Processing & Outsourced Services	315	263,170
Oracle Corp. Systems Software	5,200	198,952
		462,122
TECHNOLOGY HARDWARE & EQUIPMENT - 6.5%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,194	286,238
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Intel Corp. Semiconductors	6,447	167,364
Texas Instruments, Inc. Semiconductors	200	8,782
		176,146
		924,506
HEALTH CARE - 11.0%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.7%
Forest Laboratories, Inc. (a) Pharmaceuticals	4,200	252,126
	Shares	Value
HEALTH CARE EQUIPMENT & SERVICES - 5.3%
Medtronic, Inc. Health Care Equipment	4,100	$235,299
		487,425
INDUSTRIALS - 8.1%
TRANSPORTATION - 4.7%
FedEx Corp. Air Freight & Logistics	1,450	208,466
CAPITAL GOODS - 3.4%
Kennametal, Inc. Industrial Machinery	2,902	151,104
		359,570
ENERGY - 6.6%
Apache Corp. Oil & Gas Exploration & Production	1,910	164,145
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,173	90,907
Newfield Exploration Co. (a) Oil & Gas Exploration & Production	1,407	34,665
		289,717
UTILITIES - 4.4%
Calpine Corp. (a) Independent Power Producers & Energy Traders	10,004	195,186
TOTAL COMMON STOCKS - 94.8% (COST $2,386,678)		4,187,562
	Par Value	Value
SHORT TERM INVESTMENTS - 6.5%
REPURCHASE AGREEMENT - 6.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/13 due 01/02/14, repurchase price $287,064, collateralized by a Federal National Mortgage Association Bond, 0.500%, due 09/28/15, value plus accrued interest of $88,942, by United States Treasury Notes, 0.250% - 0.875%, due 10/31/15 - 08/31/17, aggregate value plus accrued interest of $203,864 (Cost: $287,064)	$287,064	287,064
TOTAL SHORT TERM INVESTMENTS - 6.5% (COST $287,064)		287,064
TOTAL INVESTMENTS - 101.3% (COST $2,673,742)		4,474,626
Liabilities In Excess of Other Assets - (1.3)%		(56,740)
TOTAL NET ASSETS - 100.0%		$4,417,886

(a)  Non-income producing security

(b)  Foreign domiciled corporation

8 THE OAKMARK FUNDS

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oakmark.com 9

Oakmark Equity and Income Fund  December 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity & Income Fund (Class I)	7.11%	24.25%	10.89%	12.34%	8.35%	11.21%
Lipper Balanced Funds Index	5.48%	16.39%	9.49%	12.62%	6.19%	7.07%
S&P 500 Index	10.51%	32.39%	16.18%	17.94%	7.41%	8.54%
Barclays U.S. Govt./Credit Index	-0.03%	-2.36%	3.63%	4.40%	4.52%	5.69%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
General Motors Co.	3.4
Oracle Corp.	3.3
Dover Corp.	3.2
Bank of America Corp.	2.9
FedEx Corp.	2.8
UnitedHealth Group, Inc.	2.7
General Dynamics Corp.	2.7
National Oilwell Varco	2.6
Philip Morris International, Inc.	2.5
Nestle SA	2.5
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	47
Net Assets	$20.5 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$57.2 billion
Median Market Cap	$16.4 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	25%
Expense Ratio - Class I (as of 09/30/12)	0.78%
Expense Ratio - Class I (as of 09/30/13)	0.77%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Industrials	15.4
Consumer Discretionary	11.5
Consumer Staples	8.9
Financials	8.6
Energy	8.5
Information Technology	8.4
Health Care	8.3
Total Equity Investments	69.6
Fixed Income Investments
Government and Agency Securities	9.0
Corporate Bonds	2.3
Asset Backed Securities	0.1
Total Fixed Income Investments	11.4
Short-Term Investments and Other	19.0

10 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2013

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Quite a Quarter, Quite a Year

Strategists charged with making forecasts of annual stock market returns usually cluster their output around the historic average of 10%. We have observed, however, that one isolated calendar year is unlikely to produce the historic mean return and that volatile outcomes, both positive and negative, are more common. Several quarters ago we wrote that in the prevailing environment investors should "embrace volatility" rather than hold on to the risk aversion that the 2008 downturn encouraged. 2013 clearly demonstrates that the stock market still offers opportunities for significant positive volatility.

After a year such as 2013, investors begin to hear words such as "bubble" or "excessive" from market commentators. Although we have few examples of time periods following +30% years to draw from, this very limited record has been surprisingly positive. We will make no effort here to forecast 2014's market outcome, but we will admit that after this substantial equity market price increase it is harder to identify dominant investing opportunities.

The Equity and Income Fund had its second consecutive strong quarter in both relative and absolute terms. The Fund earned 7% in the period, which contrasts with the 5% gain for the Lipper Balanced Fund Index7, the Fund's performance benchmark. For calendar 2013 the returns are 24% for the Fund and 16% for the Lipper Index. The annualized compound rate of return since the Fund's inception in 1995 is 11% while the corresponding return to the Lipper Index is 7%.

FedEx, Oracle, MasterCard Class A, General Motors and CVS provided the largest contribution to return in the quarter. The largest detractors were Quest Diagnostics, Laboratory Corporation of America, Carter's, Atlas Air Worldwide Holdings and Bruker. Detractors from return for 2013 as a whole were Walter Energy (sold), Cenovus Energy (sold in the December quarter—see below), EnCana, Quest Diagnostics and Apache (sold). The largest contributors to 2013 portfolio return were Dover, FedEx, MasterCard, United Health and General Dynamics.

Asset Allocation/Morningstar Category/Transaction Activity

Long-time Fund investors know that for the past few years we have actively increased the Fund's equity allocation toward the maximum allowed in our prospectus. During the December quarter, however, our trading activity brought the equity allocation down below 70% for the first time in over a year. To review, the Fund's equity weighting can vary from 40% to 75%. Every issue, whether bond or stock, fights for its share of the portfolio every day. The allocation breakdown between stocks and bonds will most importantly depend on our ability to populate the portfolio with dominant equity holdings, i.e. issues that meet all of our demanding criteria for investment. With interest rates at record lows last winter and stocks attractively priced, we increased the equity allocation toward the maximum 75% level, which we maintained for most of 2013. We did not consider this to be a more aggressive investment weighting; instead, we believed this position to be the most prudent given how richly valued fixed income securities were at the time. Fortunately, this asset allocation proved to be rewarding. The broad stock market increased sharply in 2013 (and our stocks outperformed) while fixed income indices generally had negative returns. After such a strong year for equities and with the 10-year Treasury now yielding roughly 125 basis points more than at the start of the year, it is logical to ask whether this equity allocation is still appropriate. We still believe that equities are more attractive than fixed income investments, but as prices rose, we reduced the equity weighting to 69%. The Fund's target asset allocation remains 60% equity/40% fixed income in normal economic circumstances. However, our evaluation of current market opportunities and risks will serve as the final determinant.

During the quarter Morningstar, the mutual fund evaluation service, moved the Equity and Income Fund to a more aggressive investment category for comparison purposes because of the recent higher equity allocation. This surprised us because we continue to manage the Fund in the same way—the higher equity allocation is merely our

oakmark.com 11

Oakmark Equity and Income Fund  December 31, 2013

Portfolio Manager Commentary (continued)

response to an unusual investing environment. The Fund has always had a flexible mandate, meaning that the asset allocation evolves based on our ability to populate the portfolio appropriately. As stated in the preceding paragraph, we anticipated that our move to a higher equity allocation would be seen as a sign of risk-aversion rather than aggression because to us, bonds had become the higher risk asset class. Regardless of how one interprets this allocation decision, investors should understand that the fundamental philosophy underlying the management of the Fund is the same.

In this quarter, as in the September quarter, several stocks attained our sell targets, which prompted us either to sell them or to reduce our shares as they increased in price. We initiated three new holdings, but the activity reduced the equity allocation. We sold ARRIS Group, Cenovus Energy, Leggett & Platt, Patterson-UTI Energy and Staples. We added Bank of New York Mellon to the portfolio because of its valuation and its propensity to benefit from rising interest rates, and Rowan, which should benefit from increased offshore oil drilling. We also added Union Pacific, which is enjoying operating margin improvements after massive investment in system upgrades. We continue the search for dominant investment opportunities, even though, as noted in the first section, they are more difficult to find today.

Fixed Income Management with the Fed "Taper"

Last quarter we wrote about fixed income management under rate suppression. During the December quarter the Federal Reserve began to cut back (aka "taper") the amount by which it attempts to stimulate the economy. Although this policy change and its six-month anticipation has produced losses for those who purchased 10-year Treasuries at their springtime prices, the fact is that the tapered monetary policy is still quite stimulative. In the Equity and Income Fund we have attempted to control the portfolio's interest rate risk by keeping the duration (price sensitivity to interest rate moves) low. Although this has helped to mitigate losses during the recent rate increases, another aspect of our risk-reduction effort proved less fruitful in 2013. The largest and longest duration fixed income position in the Fund is its investment in inflation-indexed securities, often called TIPS. The economy in 2013 produced the worst possible outcome for TIPS: rising interest rates without a concomitant increase in inflation.

One of our firm's founding partners (of Russian ancestry) frequently muttered that "the czar always debases the currency." Those of us with gray hair matured as investors in a period with persistent price inflation, and prior Federal Reserve Chairs such as Paul Volcker, focused their efforts on bringing inflation down. Ben Bernanke's term as Chair, however, has taken place in a low inflation era, and he has focused on stimulating the economy to increase employment. Inflation is a great enemy of traditional bonds because it diminishes the value of future payments to investors. TIPS were developed to neutralize this particular risk. We made TIPS the Fund's largest bond allocation because we anticipated that Bernanke's actions would prove to be inflationary, and we wished to protect the Fund from that possibility. Despite the Fed's stimulus program, inflation (at least as the government measures it, which we will not analyze here) has been almost invisible recently. Japan has experienced a far longer period of low inflation or deflation that has engendered considerable study. Masaaki Shirakawa, the Bank of Japan's former governor, has written a recent paper on the Japanese experience. In it he observes that inflation seems to correlate more persistently with the rate of change in the country's working-age population than it does with monetary policy. While the U.S. working-age population is not shrinking like Japan's, the rate of growth has slowed meaningfully, and the tendency for working-age individuals to leave the workforce amplifies this characteristic. Whether Shirakawa's theory explains low U.S. inflation or not, the unexpected 2013 combination of rising rates and minimal inflation impaired the 2013 TIPS return.

We manage the fixed income allocation in the Equity and Income Fund to produce income and to buffer portfolio volatility. Our TIPS holdings have historically provided income while helping to provide some insurance against an unexpected acceleration in the rate of inflation. In 2013 that insurance policy proved to be somewhat costly. We continue to seek fixed income investments that offer the best mix of income with short duration. For now the TIPS remain part of that allocation, but as with all securities in the Fund, they must fight for space every day.

Once again we thank our fellow shareholders for investing in the Equity and Income Fund and welcome your comments and questions.

12 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 69.6%
INDUSTRIALS - 15.4%
CAPITAL GOODS - 10.8%
Dover Corp. Industrial Machinery	6,887	$664,900
General Dynamics Corp. Aerospace & Defense	5,679	542,614
Rockwell Automation Inc. Electrical Components & Equipment	3,455	408,243
Parker Hannifin Corp. Industrial Machinery	2,122	273,033
Illinois Tool Works, Inc. Industrial Machinery	3,154	265,222
Blount International, Inc. (a) Industrial Machinery	2,263	32,751
Crane Co. Industrial Machinery	271	18,204
		2,204,967
TRANSPORTATION - 4.4%
FedEx Corp. Air Freight & Logistics	4,016	577,403
Union Pacific Corp. Railroads	1,776	298,284
Atlas Air Worldwide Holdings, Inc. (a) Air Freight & Logistics	800	32,920
		908,607
COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Herman Miller, Inc. Office Services & Supplies	1,402	41,375
		3,154,949
CONSUMER DISCRETIONARY - 11.5%
AUTOMOBILES & COMPONENTS - 6.9%
General Motors Co. (a) Automobile Manufacturers	17,040	696,405
BorgWarner, Inc. Auto Parts & Equipment	6,457	361,033
Lear Corp. Auto Parts & Equipment	4,424	358,183
		1,415,621
RETAILING - 2.1%
Foot Locker, Inc. Apparel Retail	7,711	319,535
HSN, Inc. Catalog Retail	1,740	108,380
		427,915
MEDIA - 2.0%
Scripps Networks Interactive, Inc., Class A Broadcasting	4,828	417,229
	Shares	Value
CONSUMER DURABLES & APPAREL - 0.5%
Carter's, Inc. Apparel, Accessories & Luxury Goods	1,272	$91,338
		2,352,103
CONSUMER STAPLES - 8.9%
FOOD, BEVERAGE & TOBACCO - 7.0%
Philip Morris International, Inc. Tobacco	5,915	515,365
Nestle SA (b) Packaged Foods & Meats	6,956	511,900
Diageo PLC (b) Distillers & Vintners	3,124	413,733
		1,440,998
FOOD & STAPLES RETAILING - 1.9%
CVS Caremark Corp. Drug Retail	5,285	378,258
		1,819,256
FINANCIALS - 8.6%
DIVERSIFIED FINANCIALS - 5.6%
Bank of America Corp. Other Diversified Financial Services	38,426	598,291
TD Ameritrade Holding Corp. Investment Banking & Brokerage	12,006	367,876
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,406	188,902
		1,155,069
INSURANCE - 2.1%
Principal Financial Group, Inc. Life & Health Insurance	4,727	233,069
Aflac, Inc. Life & Health Insurance	2,858	190,934
		424,003
BANKS - 0.9%
U.S. Bancorp Diversified Banks	4,461	180,217
		1,759,289
ENERGY - 8.5%
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	6,662	529,848
Baker Hughes, Inc. Oil & Gas Equipment & Services	8,659	478,480
Devon Energy Corp. Oil & Gas Exploration & Production	3,749	231,932
Cimarex Energy Co. Oil & Gas Exploration & Production	1,683	176,606
Encana Corp. (c) Oil & Gas Exploration & Production	8,047	145,240
Ultra Petroleum Corp. (a) (c) Oil & Gas Exploration & Production	5,117	110,790

oakmark.com 13

Oakmark Equity and Income Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 69.6% (continued)
ENERGY - 8.5% (CONTINUED)
Rowan Cos. PLC (a) (c) Oil & Gas Drilling	1,392	$49,203
Concho Resources, Inc. (a) Oil & Gas Exploration & Production	204	21,989
		1,744,088
INFORMATION TECHNOLOGY - 8.4%
SOFTWARE & SERVICES - 6.5%
Oracle Corp. Systems Software	17,795	680,837
MasterCard, Inc., Class A Data Processing & Outsourced Services	535	446,936
Broadridge Financial Solutions, Inc. Data Processing & Outsourced Services	5,174	204,478
		1,332,251
TECHNOLOGY HARDWARE & EQUIPMENT - 1.9%
TE Connectivity, Ltd. (c) Electronic Manufacturing Services	6,797	374,561
		1,706,812
HEALTH CARE - 8.3%
HEALTH CARE EQUIPMENT & SERVICES - 7.1%
UnitedHealth Group, Inc. Managed Health Care	7,455	561,365
Omnicare, Inc. Health Care Services	4,720	284,923
Laboratory Corp. of America Holdings (a) Health Care Services	2,524	230,645
Quest Diagnostics, Inc. Health Care Services	4,115	220,296
Varian Medical Systems, Inc. (a) Health Care Equipment	1,971	153,119
		1,450,348
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.2%
Hospira, Inc. (a) Pharmaceuticals	4,133	170,624
Bruker Corp. (a) Life Sciences Tools & Services	3,834	75,788
		246,412
		1,696,760
TOTAL COMMON STOCKS - 69.6% (COST $8,803,503)		14,233,257
	Par Value	Value
FIXED INCOME - 11.4%
GOVERNMENT AND AGENCY SECURITIES - 9.0%
U.S. GOVERNMENT NOTES - 8.3%
1.375%, due 07/15/18, Inflation Indexed	$539,886	$585,144
1.25%, due 07/15/20, Inflation Indexed	533,830	571,115
2.125%, due 01/15/19, Inflation Indexed	216,900	242,216
1.00%, due 09/30/16	199,380	201,093
1.00%, due 01/15/14	99,690	99,721
		1,699,289
U.S. GOVERNMENT AGENCIES - 0.5%
Federal Home Loan Bank, 1.65%, due 07/18/19	29,550	28,366
Federal Home Loan Mortgage Corp., 2.25%, due 03/13/20	25,000	24,568
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,079
Federal National Mortgage Association, 1.125%, due 07/18/18	9,825	9,853
Federal National Mortgage Association, 1.00%, due 01/30/20	9,525	9,097
		95,963
CANADIAN GOVERNMENT BONDS - 0.2%
4.25%, due 12/01/21, Inflation Indexed CAD	36,913	44,189
Total Government and Agency Securities (Cost $1,743,669)		1,839,441
CORPORATE BONDS - 2.3%
Kinetic Concepts, Inc., 10.50%, due 11/01/18	47,940	55,131
General Motors Co., 144A, 4.875%, due 10/02/23 (d)	41,400	41,917
Fifth & Pacific Cos., Inc., 10.50%, due 04/15/19	34,403	37,112
Credit Suisse Group AG, 144A, 7.50%, due 12/31/49 (d) (e)	30,000	31,688
Omnicare, Inc., 7.75%, due 06/01/20	28,464	31,524
General Motors Co., 144A, 3.50%, due 10/02/18 (d)	29,525	30,189
The William Carter Co., 144A, 5.25%, due 08/15/21 (d)	28,002	28,422
Denbury Resources, Inc., 8.25%, due 02/15/20	21,771	23,975
Triumph Group, Inc., 8.625%, due 07/15/18	21,000	22,680
Delphi Corp., 5.875%, due 05/15/19	20,943	22,147
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	16,155
The Manitowoc Co., Inc., 8.50%, due 11/01/20	12,825	14,556
Penn National Gaming, Inc., 144A, 5.875%, due 11/01/21 (d)	12,000	11,850
GLP Capital , LP / GLP Financing II, Inc., 144A, 5.375%, due 11/01/23 (d)	12,000	11,790
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (d)	9,605	10,421

14 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 11.4% (continued)
CORPORATE BONDS - 2.3% (continued)
Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (d)	$10,000	$10,400
GLP Capital , LP / GLP Financing II, Inc., 144A, 4.875%, due 11/01/20 (d)	10,000	10,000
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (d)	9,970	9,746
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,353
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	7,207
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (d)	4,990	5,427
Scotiabank Peru SA, 144A, 4.50%, due 12/13/27 (d) (e)	6,000	5,250
GLP Capital , LP / GLP Financing II, Inc., 144A, 4.375%, due 11/01/18 (d)	5,000	5,113
Walter Energy, Inc., 9.875%, due 12/15/20	5,390	4,662
Walter Energy, Inc., 8.50%, due 04/15/21	5,000	4,163
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (d)	3,000	3,128
Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18 (d)	2,000	2,170
Quiksilver, Inc. / QS Wholesale, Inc., 10.00%, due 08/01/20	1,000	1,130
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,070
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (d)	1,000	1,035
Foot Locker, Inc., 8.50%, due 01/15/22	395	456
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (d)	250	266
Hologic, Inc., 6.25%, due 08/01/20	250	264
Tempur Sealy International, Inc., 6.875%, due 12/15/20	100	109
Total Corporate Bonds (Cost $458,563)		470,506
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust,.144A, 0.717%, due 10/15/19 (d) (e) (Cost $11,450)	11,450	11,505
CONVERTIBLE BOND - 0.0%(f)
Live Nation Entertainment, Inc., 2.875%, due 07/15/27 (Cost $834)	828	840
TOTAL FIXED INCOME - 11.4% (COST $2,214,516)		2,322,292
	Par Value	Value
SHORT TERM INVESTMENTS - 19.1%
COMMERCIAL PAPER - 13.5%
Toyota Motor Credit Corp., 0.07% - 0.18%, due 01/10/14 - 03/27/14 (g)	$725,000	$724,904
MetLife, Inc., 144A, 0.10% - 0.15%, due 01/14/14 - 05/05/14 (d) (g)	600,277	600,161
Chevron Corp., 144A, 0.07% - 0.08%, due 01/03/14 - 02/21/14 (d) (g)	300,000	299,986
Shell International Finance BV, 144A, 0.06% - 0.07%, due 01/21/14 - 02/05/14 (d) (g)	270,000	269,988
J.P. Morgan Securities LLC, 0.28% - 0.33%, due 06/16/14 - 08/01/14 (g)	175,000	174,706
General Mills Inc., 144A, 0.13% - 0.30%, due 01/02/14 - 01/17/14 (d) (g)	175,000	174,993
Wal-mart Stores, Inc., 144A, 0.05% - 0.06%, due 02/10/14 - 02/25/14 (d) (g)	160,000	159,988
American Honda Finance Corp., 0.07% - 0.09%, due 01/07/14 - 02/19/14 (g)	131,000	130,996
Wellpoint, Inc., 144A, 0.33% - 0.36%, due 01/09/14 - 01/15/14 (d) (g)	100,000	99,990
BMW US Capital LLC, 144A, 0.09%, due 01/16/14 - 01/31/14 (d) (g)	35,500	35,498
BP Capital Markets PLC, 144A, 0.07%, due 01/02/14 (d) (g)	32,000	32,000
Medtronic, Inc.,144A, 0.07%, due 02/04/14 (d) (g)	30,000	29,998
J.P. Morgan Securities LLC, 144A, 0.18% - 0.30%, due 05/27/14 - 06/19/14 (d) (g)	30,000	29,959
Total Commercial Paper (Cost $2,763,186)		2,763,167
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/13 due 01/02/14, repurchase price $573,258, collateralized by Federal Home Loan Bank Bonds, 0.500% - 2.750%, due 03/13/15 - 06/12/15, aggregate value plus accrued interest of $27,314, by a Federal Home Loan Mortgage Corp. Bond, 2.875%, due 02/09/15, value plus accrued interest of $67,600, by United States Treasury Notes, 0.250% - 4.125%, due 12/31/14 - 05/31/15, aggregate value plus accrued interest of $489,813 (Cost: $573,258)	573,258	573,258

oakmark.com 15

Oakmark Equity and Income Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 19.1% (continued)
CORPORATE BONDS - 2.1%
Capital One Financial Corp., 2.13%, due 07/15/14	$75,095	$75,690
Citigroup, Inc., 5.00%, due 09/15/14	53,700	55,230
Capital One Financial Corp., 7.38%, due 05/23/14	46,941	48,150
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.75%, due 10/01/14	45,459	46,811
Merrill Lynch & Co., Inc., 5.45%, due 07/15/14	43,637	44,770
MetLife, Inc., 2.38%, due 02/06/14	42,731	42,814
Shell International Finance BV, 144A, 0.07%, due 01/16/14 (d)	40,000	39,999
The Goldman Sachs Group, Inc., 6.00%, due 05/01/14	26,678	27,154
Anheuser-Busch InBev Worldwide, Inc., 1.50%, due 07/14/14	18,200	18,304
BP Capital Markets PLC, 3.63%, due 05/08/14	14,500	14,659
United Parcel Service, Inc., 3.88%, due 04/01/14	13,075	13,183
American International Group, Inc., 4.25%, due 09/15/14	7,345	7,529
International Lease Finance Corp., 5.65%, due 06/01/14	5,425	5,520
Total Corporate Bonds (Cost $439,924)		439,813
U.S. GOVERNMENT BILLS - 0.7%
United States Treasury Bill, 0.06%, due 03/27/14 (Cost $149,979)	150,000	149,977
TOTAL SHORT TERM INVESTMENTS - 19.1% (COST $3,926,347)		3,926,215
TOTAL INVESTMENTS - 100.1% (COST $14,944,366)		20,481,764
Liabilities In Excess of Other Assets - (0.1)%		(21,954)
NET ASSETS - 100.0%		$20,459,810

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Foreign domiciled corporation

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(e)  Floating Rate Note. Rate shown is as of December 31, 2013.

(f)  Amount rounds to less than 0.1%.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to Abbreviations:

  CAD Canadian Dollar

16 THE OAKMARK FUNDS

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oakmark.com 17

Oakmark Global Fund  December 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	6.03%	34.12%	12.50%	18.23%	9.45%	11.81%
MSCI World Index	8.00%	26.68%	11.49%	15.02%	6.98%	4.02%
Lipper Global Funds Index[10]	7.33%	25.72%	9.48%	14.29%	7.13%	5.03%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Oracle Corp.	5.1
Credit Suisse Group	4.9
MasterCard, Inc., Class A	4.3
Julius Baer Group, Ltd.	4.2
General Motors Co.	3.8
FedEx Corp.	3.6
TE Connectivity, Ltd.	3.5
CNH Industrial N.V.	3.4
Daimler AG	3.1
Holcim, Ltd.	2.8
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	41
Net Assets	$3.3 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$52.8 billion
Median Market Cap	$21.3 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	45%
Expense Ratio - Class I (as of 09/30/12)	1.16%
Expense Ratio - Class I (as of 09/30/13)	1.13%
SECTOR ALLOCATION	% of Net Assets
Information Technology	21.6
Industrials	18.5
Financials	16.8
Consumer Discretionary	12.3
Energy	8.7
Materials	7.9
Health Care	6.4
Consumer Staples	6.3
Short-Term Investments and Other	1.5
GEOGRAPHIC ALLOCATION
% of Equity
North America	44.5
United States	44.5
Europe	41.0
Switzerland	20.6
Netherlands*	8.3
Germany*	5.4
U.K.	4.4
France*	2.3
% of Equity
Asia	12.0
Japan	12.0
Australasia	2.5
Australia	2.5

*  Euro currency countries comprise 16.0% of equity investments

18 THE OAKMARK FUNDS

Oakmark Global Fund  December 31, 2013

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

For the second consecutive year, a strong September quarter in worldwide equity markets carried over into the December quarter. The only developed markets to show December quarter losses in 2013 were New Zealand and Australia. In the U.S., the resolution of the government shutdown crisis in October helped lead to an unusually strong quarter. The Oakmark Global Fund gained 6% in the quarter while the MSCI World Index9 returned 8%, and the Lipper Global Fund Index10 returned 7%. The Fund's return for the calendar year was 34%, which contrasts to the 27% return for the MSCI World Index and the Lipper Global Fund Index's return of 26%. As always, we are most pleased to report the Fund's 12% compound annualized rate of return since inception, which compares to 4% for the MSCI World Index and 5% for the Lipper Global Fund Index for the same period.

The countries that contributed most to the Fund's quarterly return were the U.S., Switzerland and Germany. The Fund's below-market allocation to the high-return U.S. market combined with the large allocation to low-return Switzerland helped to cause the relative shortfall in the quarter's return. The countries that detracted from the Fund's return were France, Australia and The Netherlands. The five largest contributors to the Fund's return in the quarter were four U.S.-based companies (MasterCard Class A, FedEx, Oracle and General Motors) and Daimler (Germany). Given the relative strength of the U.S. in the quarter, it is not surprising that U.S.-domiciled holdings dominated the contributor list. The Fund holdings that detracted most were CNH Industrial (Netherlands), Laboratory Corporation of America (U.S.), Health Net (U.S.), Hirose Electric (Japan) and Toyota Motor (Japan).

For the second consecutive calendar year, the countries with the highest allocations—the U.S., Japan and Switzerland—were also the largest return contributors. As we wrote last year, this makes perfect sense in what has ended up as a strong year across most of the world. Countries where holdings detracted from the return were Australia, Spain and France. It should be pointed out that the Fund was only invested in Spain at the beginning of the year and in France at year's end. Daiwa Securities Group

(Japan), MasterCard, Daimler, Live Nation Entertainment (U.S.) and FedEx led the list of contributors for the year. Incitec Pivot (Australia), Canon (Japan), CNH, Banco Santander (Spain) and Danone (France) detracted most from the twelve-month return.

Portfolio Activity

We initiated one new position in the Fund and eliminated four during the quarter. Given the number of eliminations, one might assume that the equity allocation declined in the period, but this is not the case. We increased the holding size of the majority of the Fund's equities during the quarter while reducing the number of total holdings to 41. The four sales were U.S.-domiciled Snap-on and Texas Instruments and Japanese-domiciled OMRON and Square-Enix. The first three names were strong performers, while the sale of Square Enix helped to fund purchases.

Snap-on deserves special mention. We first added Snap-on's shares to the portfolio nine years ago when new management took over the leadership of this venerable business. We had previously considered investing in Snap-on many times because of the company's powerful market position in mechanic's tools, but a series of confusing capital allocation decisions made by management discouraged us from purchasing the company. When the company installed a new CEO with a leadership record that we respected, we took another look. Since we first purchased shares, we have seen the company generate strong earnings growth despite the effects of the 2008 recession and a difficult operating environment in southern Europe. We thank the managers and employees of Snap-on for their contribution to the Fund's success.

We strive for low turnover in managing the Fund. We have a three-to-five year investment horizon when we consider a prospective investment, but we love situations such as Snap-on where the stock price takes many years to catch up to our estimate of intrinsic value. When we add an issue to our approved list, we establish buy and sell targets based on the information then available, including our estimate of the company's ability to grow its intrinsic value per share. With the passage of time, we update our targets to reflect the latest information. Our most successful investments are

oakmark.com 19

Oakmark Global Fund  December 31, 2013

Portfolio Manager Commentary (continued)

those in which we have made our purchase at what we think is a good price and in which the estimated intrinsic value per share growth exceeds our expectations, both of which proved to be the case at Snap-on.

OMRON also deserves additional comments. We initiated our investment six years ago. We were attracted to OMRON's strong factory automation business, and unlike many other Japanese corporations, the company regularly repurchases its outstanding shares—about 13% over the past decade. In addition, the company's board of directors has only seven members, 30% of whom are outsiders, and the management team's compensation is linked to divisional returns on capital. Thank you to Omron's management team for their continued focus on per share value creation.

Our new purchase this quarter was Danone. The French-listed company commands the foremost position in the highly competitive global dairy market and has the second largest market share for bottled waters. Its Baby Nutrition unit ranks number two worldwide, and its Medical Nutrition business tops the European market. Danone's CEO, Franck Riboud, is a second-generation leader who succeeded his father, Antoine, as chairman and chief executive officer in 1996. We admire his leadership ability, as in recent years the company has enjoyed what to us is an exceptional operating track record with year-over-year revenue growth and healthy margins. Despite these positives, we were able to initiate a position because of the market's reaction to a product recall in the third quarter. Bacteria (now deemed harmless) found in baby food in China prompted Danone to immediately recall products in eight countries in August, and sales declined in the month by 90% in those countries. Management is engaged heavily in communications and promotional campaigns to rebuild the brand. We believe the long-term value of Danone will not be materially impacted by this unfortunate event.

Relative to the MSCI World Index, the Fund remains overweight in its exposure to Switzerland, The Netherlands, Japan and Germany. The Fund is concentrated and value-oriented, so it does not hold positions in many of the countries represented in the MSCI World Index. As we wrote last quarter, the Fund's largest underweights include the U.K., the U.S. and Canada. At 44%, the U.S. is by far the Fund's largest allocation, but this is now 10% below the benchmark because superior U.S. market performance has boosted the U.S. share of the index. The relative outperformance of the U.S. has caused us to make a modest reallocation toward European equities. We like to remind our shareholders that as managers and investors in the Fund, our motivation is to invest in the most attractive equity securities wherever they may be found, and not to mirror an index's allocations.

Currency Hedges

Global currencies were relatively volatile during the quarter. The Japanese yen depreciated to 105 by the end of the quarter, its lowest level since 2008. We no longer believe the yen to be overvalued and therefore closed our hedge of the underlying currency. The Australian dollar also weakened during the quarter but we still believe it to be overvalued. As of quarter end we hedged 31% of the Australian dollar and 34% of the Swiss franc exposure.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

20 THE OAKMARK FUNDS

Oakmark Global Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.5%
INFORMATION TECHNOLOGY - 21.6%
SOFTWARE & SERVICES - 9.4%
Oracle Corp. (United States) Systems Software	4,379	$167,545
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	169	141,109
		308,654
TECHNOLOGY HARDWARE & EQUIPMENT - 8.2%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	2,088	115,048
Canon, Inc. (Japan) Office Electronics	2,855	90,265
Hirose Electric Co., Ltd. (Japan) Electronic Components	305	43,385
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	551	22,836
		271,534
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Intel Corp. (United States) Semiconductors	2,548	66,136
Applied Materials, Inc. (United States) Semiconductor Equipment	3,640	64,386
		130,522
		710,710
INDUSTRIALS - 18.5%
CAPITAL GOODS - 9.0%
CNH Industrial N.V. (Netherlands) (a) Construction & Farm Machinery & Heavy Trucks	9,824	111,969
Rheinmetall AG (Germany) Industrial Conglomerates	1,199	73,958
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	1,123	41,164
Smiths Group PLC (UK) Industrial Conglomerates	1,448	35,490
Travis Perkins PLC (UK) Trading Companies & Distributors	1,084	33,604
		296,185
TRANSPORTATION - 8.3%
FedEx Corp. (United States) Air Freight & Logistics	824	118,481
Union Pacific Corp. (United States) Railroads	542	91,005
Kuehne + Nagel International AG (Switzerland) Marine	477	62,669
		272,155
COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
Adecco SA (Switzerland) Human Resource & Employment Services	527	41,677
		610,017
	Shares	Value
FINANCIALS - 16.8%
DIVERSIFIED FINANCIALS - 16.8%
Credit Suisse Group (Switzerland) Diversified Capital Markets	5,229	$159,838
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,854	137,080
Bank of America Corp. (United States) Other Diversified Financial Services	5,908	91,992
Franklin Resources, Inc. (United States) Asset Management & Custody Banks	1,477	85,285
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	7,960	79,366
		553,561
CONSUMER DISCRETIONARY - 12.3%
AUTOMOBILES & COMPONENTS - 10.6%
General Motors Co. (United States) (a) Automobile Manufacturers	3,056	124,903
Daimler AG (Germany) Automobile Manufacturers	1,165	100,827
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,066	64,980
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	3,909	58,538
		349,248
MEDIA - 1.7%
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	2,752	54,384
		403,632
ENERGY - 8.7%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,120	89,058
Fugro NV (Netherlands) Oil & Gas Equipment & Services	1,405	83,746
Devon Energy Corp. (United States) Oil & Gas Exploration & Production	965	59,717
Cimarex Energy Co. (United States) Oil & Gas Exploration & Production	509	53,354
		285,875
MATERIALS - 7.9%
Holcim, Ltd. (Switzerland) Construction Materials	1,249	93,445
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	34,508	82,577
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	3,474	51,294
Akzo Nobel NV (Netherlands) Specialty Chemicals	428	33,142
		260,458

oakmark.com 21

Oakmark Global Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 98.5% (continued)
HEALTH CARE - 6.4%
HEALTH CARE EQUIPMENT & SERVICES - 6.4%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,958	$82,491
Laboratory Corp. of America Holdings (United States) (a) Health Care Services	711	64,992
Health Net, Inc. (United States) (a) Managed Health Care	2,155	63,924
		211,407
CONSUMER STAPLES - 6.3%
FOOD, BEVERAGE & TOBACCO - 6.3%
Diageo PLC (UK) Distillers & Vintners	2,258	74,786
Danone SA (France) Packaged Foods & Meats	1,017	73,229
Nestle SA (Switzerland) Packaged Foods & Meats	808	59,147
		207,162
TOTAL COMMON STOCKS - 98.5% (COST $2,468,117)		3,242,822
	Par Value	Value
SHORT TERM INVESTMENT - 1.4%
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/13 due 01/02/14, repurchase price $46,488, collateralized by a United States Treasury Note, 0.375%, due 06/30/15, value plus accrued interest of $47,419 (Cost: $46,488)	$46,488	46,488
TOTAL SHORT TERM INVESTMENTS - 1.4% (COST $46,488)		46,488
TOTAL INVESTMENTS - 99.9% (COST $2,514,605)		3,289,310
Other Assets In Excess of Liabilities - 0.1%		3,188
TOTAL NET ASSETS - 100.0%		$3,292,498

(a)  Non-income producing security

22 THE OAKMARK FUNDS

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oakmark.com 23

Oakmark Global Select Fund  December 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	7.74%	33.80%	16.00%	21.64%	9.40%
MSCI World Index	8.00%	26.68%	11.49%	15.02%	4.84%
Lipper Global Funds Index[10]	7.33%	25.72%	9.48%	14.29%	4.91%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
CNH Industrial N.V.	5.6
Kering	5.4
Daimler AG	5.3
Diageo PLC	5.1
Canon, Inc.	4.9
Kuehne + Nagel International AG	4.9
Credit Suisse Group	4.8
Oracle Corp.	4.7
Daiwa Securities Group, Inc.	4.7
Intel Corp.	4.7
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$1.5 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$66.8 billion
Median Market Cap	$44.8 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	36%
Expense Ratio - Class I (as of 09/30/12)	1.23%
Expense Ratio - Class I (as of 09/30/13)	1.15%
SECTOR ALLOCATION	% of Net Assets
Financials	27.8
Consumer Discretionary	19.7
Industrials	19.0
Information Technology	18.8
Consumer Staples	5.1
Health Care	4.5
Short-Term Investments and Other	5.1
GEOGRAPHIC ALLOCATION
% of Equity
North America	48.2
United States	48.2
Europe	41.7
Switzerland	19.3
Netherlands*	5.9
France*	5.7
Germany*	5.5
U.K.	5.3
% of Equity
Asia	10.1
Japan	10.1

*  Euro currency countries comprise 17.1% of equity investments

24 THE OAKMARK FUNDS

Oakmark Global Select Fund  December 31, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 7.7% for the quarter ended December 31, 2013, slightly underperforming the MSCI World Index's9 8% return. For the calendar year, the Fund was up 34%, while the MSCI World Index returned 27%. The Fund has returned an average of 9% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5% over the same period.

FedEx was the top contributor for the quarter, returning 26%. FedEx reported solid second quarter results; its express division alone generated 140 basis points of year-over-year margin improvement. These results show that their cost-savings plans are continuing to gain traction. The ground division also performed well, producing 8% year-over-year volume growth. This marked the 55th consecutive quarter that the ground division has gained market share—a trend that should continue for many more years. Management also improved profitability and deployed the company's excess capital into what we believe are value-creating activities. When we initially invested in FedEx, we believed that the company could substantially improve its margins and capital allocation, and we are pleased that management executed on—and the market appropriately recognized—such opportunities for sustained value growth.

The largest contributor for the year was Daiwa Securities Group, Japan's second largest broker, which returned 88%. During the quarter Daiwa released its fiscal first-half results, showing its highest pre-tax profits since the company started reporting such figures in 1995. Revenues rose across the board in retail, wholesale and asset management and are on track to meet the company's full-year estimates. Of special note, the wholesale banking division became profitable for the first time since 2009. We expected wholesale banking revenues to be strong due to equity trading and commission activity, but were surprised by the advance in fixed income revenues which surpassed peers.

The largest detractor for the quarter was CNH Industrial, a global agricultural and construction equipment manufacturer, which fell 11%. CNH released its nine-month results, which showed revenue growth of 0.6%, but the company's margins were adversely affected by Iveco, its trucks and commercial vehicles segment. Iveco's margins fell short of expectations due to tough pricing, high launch costs, negative mix and increases in bad debt provisions. Management maintains full-year guidance of 3-4% revenue growth. We believe improvements in the Iveco division will help CNH Industrial achieve its long-term margin targets.

Falling 15%, the largest detractor for the year was Canon, a Japan-based consumer imaging company. This performance was largely the result of the downgrade of the ILC business (digital SLRs and lenses). This business has lagged enough that management has lowered fiscal-year volume estimates from 9m to 8m. Quarterly data confirms that imaging inventory has decreased year-over-year. Despite falling prices due to uncertain consumer markets in developed markets and from trading down in emerging markets, management indicates pricing is normalizing. The office products division has remained mostly unchanged, generating only slightly lower volumes. In addition, print volumes are growing again, and Canon is taking market share. We continue to believe that Canon is a compelling investment opportunity that will reward shareholders in the long term.

Geographically, 48% of the Fund's holdings were invested in U.S.-domiciled companies as of December 31, while approximately 42% were allocated to equities in Europe and 10% in Japan.

Global currencies were relatively volatile during the quarter. The Japanese yen depreciated to 105 by the end of the quarter, its lowest level since 2008. We no longer consider the yen to be overvalued and therefore closed our hedge of the underlying currency. As of quarter end we hedged 33% of the Fund's Swiss franc exposure.

We would like to thank our shareholders for continuing to support us and our value investing philosophy. As we ring in a new year, we believe we have built a portfolio of high quality companies that will provide our shareholders with attractive returns over the long term.

Happy New Year!

oakmark.com 25

Oakmark Global Select Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.9%
FINANCIALS - 27.8%
DIVERSIFIED FINANCIALS - 23.3%
Credit Suisse Group (Switzerland) Diversified Capital Markets	2,332	$71,285
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	7,016	69,953
Bank of America Corp. (United States) Other Diversified Financial Services	4,400	68,508
JPMorgan Chase & Co. (United States) Other Diversified Financial Services	1,165	68,129
Capital One Financial Corp. (United States) Consumer Finance	870	66,651
		344,526
INSURANCE - 4.5%
American International Group, Inc. (United States) Multi-line Insurance	1,315	67,131
		411,657
CONSUMER DISCRETIONARY - 19.7%
CONSUMER DURABLES & APPAREL - 5.3%
Kering (France) Apparel, Accessories & Luxury Goods	376	79,520
AUTOMOBILES & COMPONENTS - 5.3%
Daimler AG (Germany) Automobile Manufacturers	903	78,095
MEDIA - 4.6%
DIRECTV (United States) (a) Cable & Satellite	980	67,708
RETAILING - 4.5%
Liberty Interactive Corp., Class A (United States) (a) Catalog Retail	2,290	67,211
		292,534
INDUSTRIALS - 19.0%
TRANSPORTATION - 9.3%
Kuehne + Nagel International AG (Switzerland) Marine	549	72,107
FedEx Corp. (United States) Air Freight & Logistics	459	65,990
		138,097
CAPITAL GOODS - 5.6%
CNH Industrial N.V. (Netherlands) (a) Construction & Farm Machinery & Heavy Trucks	7,271	82,875
COMMERCIAL & PROFESSIONAL SERVICES - 4.1%
Adecco SA (Switzerland) Human Resource & Employment Services	758	60,023
		280,995
	Shares	Value
INFORMATION TECHNOLOGY - 18.8%
TECHNOLOGY HARDWARE & EQUIPMENT - 9.4%
Canon, Inc. (Japan) Office Electronics	2,283	$72,181
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,234	68,000
		140,181
SOFTWARE & SERVICES - 4.7%
Oracle Corp. (United States) Systems Software	1,830	70,016
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.7%
Intel Corp. (United States) Semiconductors	2,662	69,106
		279,303
CONSUMER STAPLES - 5.1%
FOOD, BEVERAGE & TOBACCO - 5.1%
Diageo PLC (UK) Distillers & Vintners	2,272	75,256
HEALTH CARE - 4.5%
HEALTH CARE EQUIPMENT & SERVICES - 4.5%
Medtronic, Inc. (United States) Health Care Equipment	1,167	66,974
TOTAL COMMON STOCKS - 94.9% (COST $1,103,172)		1,406,719
	Par Value	Value
SHORT TERM INVESTMENTS - 5.1%
REPURCHASE AGREEMENT - 5.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/13 due 01/02/14, repurchase price $75,464, collateralized by Federal National Mortgage Association Bonds, 0.400% - 0.500%, due 07/30/15 - 09/28/15, aggregate value plus accrued interest of $31,333, by a United States Treasury Note, 1.875%, due 06/30/15, value plus accrued interest of $45,643 (Cost: $75,464)	$75,464	75,464
TOTAL SHORT TERM INVESTMENTS - 5.1% (COST $75,464)		75,464
TOTAL INVESTMENTS - 100.0% (COST $1,178,636)		1,482,183
Other Assets In Excess of Liabilities - 0.0%(b)		385
TOTAL NET ASSETS - 100.0%		$1,482,568

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

26 THE OAKMARK FUNDS

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oakmark.com 27

Oakmark International Fund  December 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	4.56%	29.34%	12.83%	21.14%	10.50%	11.20%
MSCI World ex U.S. Index	5.56%	21.02%	7.34%	12.49%	7.07%	6.74%
MSCI EAFE Index[12]	5.71%	22.78%	8.17%	12.44%	6.91%	6.55%
Lipper International Funds Index[13]	6.04%	21.23%	7.46%	13.27%	7.57%	7.64%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group	5.1
Intesa Sanpaolo SPA	3.6
Allianz SE	3.6
Daimler AG	3.1
BNP Paribas SA	3.1
Canon, Inc.	2.8
CNH Industrial N.V.	2.7
Kering	2.5
Holcim, Ltd.	2.5
Toyota Motor Corp.	2.5
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	58
Net Assets	$28.2 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$57.0 billion
Median Market Cap	$28.5 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	37%
Expense Ratio - Class I (as of 09/30/12)	1.06%
Expense Ratio - Class I (as of 09/30/13)	0.98%
SECTOR ALLOCATION	% of Net Assets
Financials	25.6
Consumer Discretionary	21.9
Industrials	15.0
Consumer Staples	13.3
Materials	7.0
Information Technology	6.6
Health Care	5.4
Short-Term Investments and Other	5.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	79.4
Switzerland	18.2
U.K.	15.8
France*	15.1
Germany*	12.1
Netherlands*	7.9
Sweden	4.3
Italy*	3.8
Ireland*	2.2
% of Equity
Asia	13.5
Japan	12.4
South Korea	1.1
Australasia	4.8
Australia	4.8
North America	1.2
Canada	1.2
Middle East	1.1
Israel	1.1

*  Euro currency countries comprise 41.1% of equity investments

28 THE OAKMARK FUNDS

Oakmark International Fund  December 31, 2013

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 5% for the quarter ended December 31, 2013, slightly underperforming the MSCI World ex U.S. Index11, which returned 6% over the same period. The Fund's calendar-year performance was strong in absolute and relative terms, returning 29% versus the MSCI World ex U.S. Index's return of 21%. Most importantly, the Fund has returned an average of 11% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 7% per year over the same period.

Intesa Sanpaolo, an Italian retail and commercial bank, was the top contributor to performance for the quarter, returning 20%. Intesa released third-quarter results that showed a stabilized net interest income (NII) and a spread environment that more than offset volume declines. Costs are down 7% year-to-date, driven by head-count reductions of nearly 7,000 since 2011. Management closed nearly 900 branches since 2011 and plans to close another 400 by the end of 2014. We expect additional branch closures will lower costs further, but we don't expect that cost reductions will continue at current rates. Capital ratios and liquidity remain strong, and management plans to continue its high dividend payout, assuming there are no regulatory constraints.

The largest contributor for the year was Daiwa Securities Group, Japan's second largest broker, returning 88%. Daiwa released its fiscal first-half results during the quarter that showed pre-tax profit at the highest level since the company started reporting in 1995. Revenues rose across the board in retail, wholesale and asset management, and in total they are on track to meet full-year estimates. Of special note, the wholesale banking division became profitable for the first time since 2009. We expected wholesale banking revenues to be strong due to equity trading and commission activity, but were surprised by the advance in fixed income revenues, which surpassed peers.

The largest detractor for the quarter was CNH Industrial, a global agricultural and construction equipment manufacturer, which fell 11%. CNH released its nine-month results, which showed revenue growth of 0.6%, but the company's margins were adversely affected by Iveco, its trucks and commercial vehicles segment. Iveco's margins fell short of expectations due to tough pricing, high launch costs, negative mix and increases in bad debt provisions. Management maintains full-year guidance of 3-4% revenue growth. We believe improvements in the Iveco division will help CNH Industrial achieve its long-term margin targets.

Falling 15%, the largest detractor for the year was Orica, the largest provider of explosives for the mining industry. Shares were weakened by a reduction in guidance in July and by the market's anticipation that the company would miss its 2013 fiscal-year targets. However, shares rebounded when Orica's fiscal-year results showed 3% revenue growth and relatively flat margins, which put the company in line with expectations. This demonstrated that Orica's explosives business is much more resilient than most other areas of mining services. Management has indicated earnings will be higher this year than last but that the environment is leading to higher than normal volatility. During the year 90% of its contracts that were up for renewal were renewed, and any clients they lost were replaced two times over by new contract wins or greenfield business. Also, a year ago two-thirds of contracts were only for products, while today two-thirds of renewal contracts include a service component. We expect Orica to continue its capital-light strategy and that it will produce better cash flow in the future.

During the quarter we sold our position in ROHM as it approached our estimate of fair value. We purchased one new name during the quarter: Schindler Holding (Switzerland), the second largest elevator and escalator company, which commands 16% of global market share.

Our geographical composition changed slightly over the past quarter. Our European holdings increased to approximately 79% from 78%, and our Japan holdings decreased to approximately 12% from 14%. The remaining positions are in Australia, North America (Canada), South Korea and the Middle East.

Global currencies were relatively volatile during the quarter. The Japanese yen depreciated to 105 by the end of the quarter, its lowest level since 2008. We no longer believe the yen to be overvalued and therefore closed our hedge of the underlying currency. The Australian dollar also weakened during the quarter, but we still believe it to be overvalued. As of quarter end we hedged 33% of the Australian dollar, 33% of the Swiss franc and 30% of the Swedish krona exposure.

We would like to thank our shareholders for continuing to support us and our value investing philosophy.

Happy New Year!

oakmark.com 29

Oakmark International Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.8%
FINANCIALS - 25.6%
BANKS - 9.1%
Intesa Sanpaolo SPA (Italy) Diversified Banks	413,903	$1,021,515
BNP Paribas SA (France) Diversified Banks	11,262	877,709
Lloyds Banking Group PLC (UK) (a) Diversified Banks	506,973	662,215
		2,561,439
DIVERSIFIED FINANCIALS - 8.8%
Credit Suisse Group (Switzerland) Diversified Capital Markets	46,773	1,429,843
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	61,590	614,087
Schroders PLC (UK) Asset Management & Custody Banks	10,364	445,892
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	1,047
		2,490,869
INSURANCE - 7.7%
Allianz SE (Germany) Multi-line Insurance	5,612	1,006,357
AMP, Ltd. (Australia) Life & Health Insurance	147,262	577,241
Willis Group Holdings PLC (UK) Insurance Brokers	12,786	572,950
		2,156,548
		7,208,856
CONSUMER DISCRETIONARY - 21.9%
AUTOMOBILES & COMPONENTS - 10.5%
Daimler AG (Germany) Automobile Manufacturers	10,164	879,523
Toyota Motor Corp. (Japan) Automobile Manufacturers	11,601	707,242
Bayerische Motoren Werke (BMW) AG (Germany) Automobile Manufacturers	5,684	666,329
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	12,413	510,398
Continental AG (Germany) Auto Parts & Equipment	903	198,082
		2,961,574
	Shares	Value
CONSUMER DURABLES & APPAREL - 7.4%
Kering (France) Apparel, Accessories & Luxury Goods	3,357	$709,675
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	6,181	615,254
LVMH Moet Hennessy Louis Vuitton SA (France) Apparel, Accessories & Luxury Goods	2,936	535,542
Christian Dior SA (France) Apparel, Accessories & Luxury Goods	1,098	207,514
		2,067,985
MEDIA - 2.4%
Thomson Reuters Corp. (Canada) Publishing	8,683	328,339
Publicis Groupe SA (France) Advertising	2,881	263,629
WPP PLC (UK) Advertising	4,164	95,154
		687,122
RETAILING - 1.6%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	7,582	349,181
Signet Jewelers, Ltd. (UK) Specialty Stores	1,358	106,898
		456,079
		6,172,760
INDUSTRIALS - 15.0%
CAPITAL GOODS - 9.0%
CNH Industrial N.V. (Netherlands) (a) Construction & Farm Machinery & Heavy Trucks	67,013	763,788
SKF AB (Sweden) Industrial Machinery	16,476	432,140
Smiths Group PLC (UK) Industrial Conglomerates	16,898	414,142
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	10,653	390,508
Atlas Copco AB, Series B (Sweden) Industrial Machinery	14,716	373,388
FANUC Corp. (Japan) Industrial Machinery	364	66,519
Wolseley PLC (UK) Trading Companies & Distributors	1,015	57,582
Geberit AG (Switzerland) Building Products	94	28,565
Schindler Holding AG (Switzerland) Industrial Machinery	100	14,658
		2,541,290

30 THE OAKMARK FUNDS

Oakmark International Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.8% (continued)
INDUSTRIALS - 15.0% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 3.9%
Experian Group, Ltd. (Ireland) Research & Consulting Services	32,221	$594,385
Adecco SA (Switzerland) Human Resource & Employment Services	4,815	381,037
Meitec Corp. (Japan) Research & Consulting Services	2,625	70,990
Secom Co., Ltd. (Japan) Security & Alarm Services	952	57,313
		1,103,725
TRANSPORTATION - 2.1%
Kuehne + Nagel International AG (Switzerland) Marine	4,341	569,833
		4,214,848
CONSUMER STAPLES - 13.3%
FOOD, BEVERAGE & TOBACCO - 10.0%
Diageo PLC (UK) Distillers & Vintners	20,498	678,863
Pernod Ricard SA (France) Distillers & Vintners	5,417	617,102
Danone SA (France) Packaged Foods & Meats	8,340	600,256
Nestle SA (Switzerland) Packaged Foods & Meats	7,482	547,714
Heineken Holdings NV (Netherlands) Brewers	6,030	381,454
		2,825,389
FOOD & STAPLES RETAILING - 3.3%
Tesco PLC (UK) Food Retail	115,558	639,804
Koninklijke Ahold NV (Netherlands) Food Retail	16,450	295,323
		935,127
		3,760,516
MATERIALS - 7.0%
Holcim, Ltd. (Switzerland) Construction Materials	9,453	707,353
Orica, Ltd. (Australia) Commodity Chemicals	33,070	704,547
Akzo Nobel NV (Netherlands) Specialty Chemicals	3,663	283,875
Givaudan SA (Switzerland) Specialty Chemicals	191	273,095
		1,968,870
	Shares	Value
INFORMATION TECHNOLOGY - 6.6%
TECHNOLOGY HARDWARE & EQUIPMENT - 2.9%
Canon, Inc. (Japan) Office Electronics	25,054	$792,234
OMRON Corp. (Japan) Electronic Components	574	25,313
		817,547
SOFTWARE & SERVICES - 2.7%
SAP AG (Germany) Application Software	5,655	484,720
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	4,326	279,109
		763,829
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Samsung Electronics Co., Ltd. (South Korea) Semiconductors	220	286,139
		1,867,515
HEALTH CARE - 5.4%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.7%
GlaxoSmithKline PLC (UK) Pharmaceuticals	20,124	537,030
Novartis AG (Switzerland) Pharmaceuticals	3,436	274,240
Sanofi (France) Pharmaceuticals	2,126	225,566
		1,036,836
HEALTH CARE EQUIPMENT & SERVICES - 1.7%
Olympus Corp. (Japan) (a) Health Care Equipment	14,986	473,884
		1,510,720
TOTAL COMMON STOCKS - 94.8% (COST $21,830,713)		26,704,085

oakmark.com 31

Oakmark International Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 5.1%
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp. Repurchase
Agreement, 0.00% dated 12/31/13 due
01/02/14, repurchase price $932,192,
collateralized by a Federal National
Mortgage Association Bond, 1.500%,
due 09/08/14, value plus accrued
interest of $100,361, by a Freddie Mac
Discount Note, 0.000%, due 12/02/14,
value plus accrued interest of $122,686,
by a United States Treasury Bill, 0.000%,
due 11/13/14, value plus accrued interest
of $149,850, by a United States Treasury
Bond, 4.250%, due 11/15/14, value plus
accrued interest of $249,790, by United
States Treasury Notes, 0.250% - 2.375%,
due 08/31/14, aggregate value plus
accrued interest of $328,148
(Cost: $932,192)	$932,192	$932,192
U.S. GOVERNMENT BILLS - 1.1%
United States Treasury Bills, 0.06%, due 02/06/14 - 03/27/14 (Cost $299,971)	300,000	299,970
COMMERCIAL PAPER - 0.7%
J.P. Morgan Securities LLC, 144A, 0.28% - 0.33%, due 06/19/14 - 07/17/14 (b) (c) (Cost $199,705)	200,000	199,688
TOTAL SHORT TERM INVESTMENTS - 5.1% (COST $1,431,868)		1,431,850
TOTAL INVESTMENTS - 99.9% (COST $23,262,581)		28,135,935
Other Assets In Excess of Liabilities - 0.1%		36,323
TOTAL NET ASSETS - 100.0%		$28,172,258

(a)  Non-income producing security

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

32 THE OAKMARK FUNDS

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oakmark.com 33

Oakmark International Small Cap Fund  December 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 12/31/03 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	3.24%	27.68%	8.10%	20.78%	10.44%	10.86%
MSCI World ex U.S. Small Cap Index	5.51%	25.55%	7.49%	18.45%	9.24%	N/A
MSCI World ex U.S. Index[11]	5.56%	21.02%	7.34%	12.49%	7.07%	5.89%
Lipper International Small Cap Funds Index[15]	6.66%	27.86%	9.70%	19.37%	10.82%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Julius Baer Group, Ltd.	4.1
Kaba Holding AG	3.0
Atea ASA	2.6
Premier Farnell PLC	2.6
DGB Financial Group, Inc.	2.5
Altran Technologies SA	2.4
Incitec Pivot, Ltd.	2.4
Goodman Fielder, Ltd.	2.4
Morgan Advanced Materials PLC	2.3
BS Financial Group, Inc.	2.3
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	60
Net Assets	$2.5 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$3.0 billion
Median Market Cap	$2.1 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	50%
Expense Ratio - Class I (as of 09/30/12)	1.41%
Expense Ratio - Class I (as of 09/30/13)	1.35%
SECTOR ALLOCATION	% of Net Assets
Industrials	31.5
Information Technology	16.1
Consumer Discretionary	12.7
Financials	12.3
Consumer Staples	7.5
Materials	5.8
Energy	4.1
Health Care	3.2
Short-Term Investments and Other	6.8
GEOGRAPHIC ALLOCATION
% of Equity
Europe	63.0
Switzerland	16.2
U.K.	15.4
France*	8.8
Italy*	6.1
Germany*	5.9
Netherlands*	2.8
Norway	2.8
Finland*	2.1
Denmark	2.0
Greece*	0.8
Sweden	0.1
% of Equity
Asia	21.1
Japan	14.1
South Korea	5.1
Hong Kong	1.9
Australasia	11.1
Australia	9.9
New Zealand	1.2
Middle East	1.8
Israel	1.8
North America	1.8
United States	1.4
Canada	0.4
Latin America	1.2
Brazil	1.2

*  Euro currency countries comprise 26.5% of equity investments

34 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2013

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 3% for the quarter, compared to 6% for the MSCI World ex U.S. Small Cap Index14. The Fund performed well in both absolute and relative terms for the one-year period ending December 31, 2013, with the Fund returning 28% and the MSCI World ex U.S. Small Cap Index returning 26%.

The top contributing stock for the quarter was Saft Groupe. The company has two main divisions: the Specialty Battery Group (SBG), which makes lithium batteries for various end markets including satellites, utility meters and military applications; and the Industrial Battery Group (IBG), which produces rechargeable nickel and lithium-ion batteries for industrial back-up power, aviation, rail, telecom and energy storage industries.

Saft released its third quarter revenue results during October, which showed continued strong growth within IBG and signs of stabilization in SBG. Revenues in IBG advanced just over 15% from the nine-month year-ago period. This performance was driven by increased demand in the telecom sector, strong demand for industrial stand-by batteries in the Middle East and a stabilization of the energy storage business. Revenue trends at SBG remain challenging, down about 5% over the past nine months, but third quarter revenues improved over the first half of 2013 due to growth in civil electronics and space, as well as stabilization of the military sector.

LSL Property Services ended the year as the Fund's largest contributing stock. Last quarter we discussed how LSL was reaping the benefits from a recovery in the U.K. residential housing market, partly as a result of government stimulus programs. During the fourth quarter the U.K. government announced a cutback in its Funding for Lending scheme, but this should not impact the Help to Buy initiative, which targets the residential housing market and therefore supports LSL's primary business. Residential housing transactions have already begun to rebound in the U.K. and increased at double-digit levels in 2013. We expect this momentum will continue into 2014 and beyond. Even with the recent increases in housing transactions, the U.K. residential market still remains depressed versus historical norms. LSL should benefit from a continued recovery.

The largest detractor from the Fund's performance for the past quarter—and one of the largest detractors in the calendar year—was a holding just added in June: CGG, an operator and provider of seismic acquisition and data processing. As a seismic company, CGG relies directly on oil and gas companies' investments. During the second half of 2013, in an environment with flat oil prices and continuing inflation across the supply chain, several oil and gas companies decided to further postpone their investments and wait until the economy improves to sanction new projects. Positioned at the beginning of the supply chain, CGG has been hurt by the cancellation of several projects, as well as lower-than-expected price increases. As a result, management smartly decided to launch a three-year plan to downsize CGG's fleet in order to lower fixed costs and to focus on the most profitable segments. Despite these conditions, we think our investment case remains valid. With the end of "easy oil," we believe that this offshore seismic company still offers an attractive investment opportunity.

Portfolio Activity

During the quarter, we sold Azimut Holdings and Taiyo Holdings, and we added two new names, Oracle Japan and MTU Aero Engines. Oracle Japan is the Japanese subsidiary of U.S.-based Oracle and has been in operation since 1985. The subsidiary provides many of the same services as its parent organization: database management, enterprise resource planning, supply chain management, data warehousing, customer relationship management and business intelligence. MTU Aero Engines, a German aircraft engine manufacturer, engages in the development, manufacturing, marketing and support of commercial and military aircraft engines. MTU has positions on a number of aircraft engines produced by GE and Pratt Whitney that have attractive long-term secular growth prospects.

Geographically we ended the quarter with 21% of our holdings in Asia, 63% in Europe and 11% in Australasia. The remaining positions are in North America, Latin America and the Middle East.

Because we continue to believe that some global currencies are over-valued, we maintained hedge positions on four currency exposures. At the recent quarter end, we had hedged 31% of the Fund's Australian dollar, 48% of the Norwegian krone, 34% of the Swiss franc and 29% of the Swedish krona exposures.

We thank you for your continued confidence and support and wish all of you a very happy and healthy 2014!

oakmark.com 35

Oakmark International Small Cap Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.2%
INDUSTRIALS - 31.5%
CAPITAL GOODS - 17.9%
Morgan Advanced Materials PLC (UK) Industrial Machinery	11,089	$58,411
Rheinmetall AG (Germany) Industrial Conglomerates	943	58,152
Konecranes OYJ (Finland) Industrial Machinery	1,395	49,610
Saft Groupe SA (France) Electrical Components & Equipment	1,340	46,102
Sulzer AG (Switzerland) Industrial Machinery	271	43,684
MTU Aero Engines AG (Germany) Aerospace & Defense	389	38,155
Travis Perkins PLC (UK) Trading Companies & Distributors	1,203	37,305
Interpump Group SpA (Italy) Industrial Machinery	2,899	34,775
Bucher Industries AG (Switzerland) Construction & Farm Machinery & Heavy Trucks	118	34,208
Prysmian SpA (Italy) Electrical Components & Equipment	1,305	33,582
Wajax Corp. (Canada) Trading Companies & Distributors	263	9,015
NORMA Group SE (Germany) Industrial Machinery	181	8,987
		451,986
COMMERCIAL & PROFESSIONAL SERVICES - 8.2%
Kaba Holding AG (Switzerland) Security & Alarm Services	154	75,032
Michael Page International PLC (UK) Human Resource & Employment Services	6,365	51,432
gategroup Holding AG (Switzerland) (a) Diversified Support Services	1,640	44,493
SThree PLC (UK) Human Resource & Employment Services	3,327	19,904
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	188	12,181
Cision AB (Sweden) Research & Consulting Services	628	3,348
		206,390
	Shares	Value
TRANSPORTATION - 5.4%
DSV AS (Denmark) Trucking	1,408	$46,177
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	225	37,722
Freightways, Ltd. (New Zealand) Air Freight & Logistics	7,133	27,689
BBA Aviation PLC (UK) Airport Services	4,938	26,214
		137,802
		796,178
INFORMATION TECHNOLOGY - 16.1%
SOFTWARE & SERVICES - 10.5%
Atea ASA (Norway) IT Consulting & Other Services	6,730	66,293
Altran Technologies SA (France) (a) IT Consulting & Other Services	6,932	60,781
Alten, Ltd. (France) IT Consulting & Other Services	1,112	50,470
Capcom Co., Ltd. (Japan) Home Entertainment Software	2,319	41,549
Totvs SA (Brazil) Systems Software	1,748	27,390
Oracle Corp. Japan (Japan) Systems Software	361	13,181
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	337	5,883
		265,547
TECHNOLOGY HARDWARE & EQUIPMENT - 5.6%
Premier Farnell PLC (UK) Technology Distributors	17,720	65,172
Orbotech, Ltd. (Israel) (a) Electronic Equipment & Instruments	3,155	42,653
Hirose Electric Co., Ltd. (Japan) Electronic Components	239	34,040
		141,865
		407,412
CONSUMER DISCRETIONARY - 12.7%
AUTOMOBILES & COMPONENTS - 5.4%
Nifco, Inc. (Japan) Auto Parts & Equipment	2,075	54,905
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	3,194	47,822
Autoliv, Inc. (United States) Auto Parts & Equipment	364	33,406
Takata Corp. (Japan) Auto Parts & Equipment	32	911
		137,044

36 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.2% (continued)
CONSUMER DISCRETIONARY - 12.7% (continued)
RETAILING - 5.0%
Myer Holdings, Ltd. (Australia) Department Stores	22,385	$54,965
Hengdeli Holdings, Ltd. (Hong Kong) Specialty Stores	192,632	45,461
Carpetright PLC (UK) (a) Home Improvement Retail	3,168	26,389
		126,815
MEDIA - 1.3%
Asatsu-DK, Inc. (Japan) Advertising	1,405	32,875
CONSUMER DURABLES & APPAREL - 1.0%
Vitec Group PLC (UK) Photographic Products	2,213	23,418
		320,152
FINANCIALS - 12.3%
DIVERSIFIED FINANCIALS - 5.4%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,158	103,641
MLP AG (Germany) Asset Management & Custody Banks	4,568	32,745
		136,386
BANKS - 4.8%
DGB Financial Group, Inc. (South Korea) Regional Banks	3,975	62,152
BS Financial Group, Inc. (South Korea) Regional Banks	3,851	58,380
		120,532
REAL ESTATE - 2.1%
LSL Property Services PLC (UK) Real Estate Services	7,461	54,365
		311,283
CONSUMER STAPLES - 7.5%
FOOD, BEVERAGE & TOBACCO - 5.3%
Goodman Fielder, Ltd. (Australia) Packaged Foods & Meats	98,751	60,399
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	9,649	41,525
Davide Campari-Milano SPA (Italy) Distillers & Vintners	3,806	31,837
		133,761
FOOD & STAPLES RETAILING - 2.2%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,393	56,536
		190,297
	Shares	Value
MATERIALS - 5.8%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	25,381	$60,735
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	2,669	39,412
Sika AG (Switzerland) Specialty Chemicals	6	22,786
Titan Cement Co. SA (Greece) (a) Construction Materials	703	19,149
Nihon Parkerizing Co., Ltd. (Japan) Specialty Chemicals	179	3,721
		145,803
ENERGY - 4.1%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	904	53,849
CGG (France) (a) Oil & Gas Equipment & Services	2,853	49,382
		103,231
HEALTH CARE - 3.2%
HEALTH CARE EQUIPMENT & SERVICES - 2.4%
Amplifon S.p.A. (Italy) Health Care Distributors	7,610	42,273
Primary Health Care, Ltd. (Australia) Health Care Services	3,892	17,203
		59,476
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.8%
Tecan Group AG (Switzerland) Life Sciences Tools & Services	173	20,472
		79,948
TOTAL COMMON STOCKS - 93.2% (COST $1,953,192)		2,354,304
	Par Value	Value
SHORT TERM INVESTMENTS - 6.4%
REPURCHASE AGREEMENT - 6.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/13 due 01/02/14, repurchase price $161,385, collateralized by United States Treasury Notes, 0.375% - 1.875%, due 06/30/15, aggregate value plus accrued interest of $164,614 (Cost: $161,385)	$161,385	161,385
TOTAL SHORT TERM INVESTMENTS - 6.4% (COST $161,385)		161,385
TOTAL INVESTMENTS - 99.6% (COST $2,114,577)		2,515,689
Other Assets In Excess of Liabilities - 0.4%		10,263
TOTAL NET ASSETS - 100.0%		$2,525,952

(a)  Non-income producing security

oakmark.com 37

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in a Fund's prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Endnotes:

1.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

2.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

3.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

9.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

10.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

11.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

38 THE OAKMARK FUNDS

The Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chairman

Michael J. Friduss

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Steven S. Rogers

Kristi L. Rowsell

Burton W. Ruder

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Robert M. Levy—Executive Vice President

Judson H. Brooks—Vice President

Anthony P. Coniaris—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary

Kevin G. Grant—Vice President

Thomas E. Herman—Principal Financial Officer

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Treasurer

Matthew A. Logan—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Janet L. Reali—Vice President, Secretary and Chief Legal Officer

Robert A. Taylor—Vice President

Andrew J. Tedeschi—Assistant Treasurer

Edward J. Wojciechowski—Vice President

Randall T. Zipfel—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

oakmark.com 39